UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): March 7, 2019

Crescent Acquisition Corp

(Exact name of registrant as specified in its charter)

Delaware	001-38825	82-3447941
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

11100 Santa Monica Boulevard, Suite 2000
Los Angeles, CA	90025
(Address of principal executive offices)	(Zip Code)

(310) 235-5900

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☑

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 7.01	Regulation FD Disclosure.

On March 7, 2019, Crescent Acquisition Corp (the “Company”) issued a press release, a copy of which is attached as Exhibit 99.1 to this Current Report on Form 8-K, announcing the pricing of its initial public offering (the “IPO”).

The information set forth in Item 7.01 of this Current Report on Form 8-K, including the press release attached as Exhibit 99.1, is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference into any of the Company’s filings under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, whether made before or after the date hereof and regardless of any general incorporation language in such filings, except to the extent expressly set forth by specific reference in such a filing.

Item 8.01	Other Events.

On March 12, 2019, the Company consummated its IPO of 25,000,000 units (the “Units”). Each Unit consists of one share of Class A common stock of the Company, par value $0.0001 per share (“Class A Common Stock”), and one-half of one redeemable warrant of the Company. Each whole warrant entitles the holder thereof to purchase one share of Class A Common Stock for $11.50 per share. The Units were sold at a price of $10.00 per unit, generating gross proceeds to the Company of $250,000,000.

Simultaneously with the closing of the IPO, the Company completed the private sale of 7,000,000 warrants (the “Private Placement Warrants”) at a purchase price of $1.00 per Private Placement Warrant, to the Company’s sponsor, CFI Sponsor LLC (the “Sponsor”), generating gross proceeds to the Company of $7,000,000. The Private Placement Warrants are substantially identical to the warrants sold as part of the Units in the IPO, except that the Sponsor has agreed not to transfer, assign or sell any of the Private Placement Warrants (except to certain permitted transferees) until 30 days after the completion of the Company’s initial business combination. The Private Placement Warrants are also not redeemable by the Company so long as they are held by the Sponsor or its permitted transferees, and they may be exercised by the Sponsor and its permitted transferees on a cashless basis.

A total of $250,000,000, comprised of the proceeds from the IPO and the sale of the Private Placement Warrants, including $8,750,000 of the underwriters’ deferred discount, were placed in a U.S.-based trust with Continental Stock Transfer & Trust Company acting as trustee. Except with respect to interest earned on the funds held in the trust account that may be released to the Company to pay its taxes, if any, the funds held in the trust account will not be released from the trust account until the earliest of: (i) the completion of the Company’s initial business combination; (ii) the redemption of any public shares properly tendered in connection with a stockholder vote to amend the Company’s amended and restated certificate of incorporation (a) to modify the substance or timing of the Company’s obligation to redeem 100% of its public shares if it does not complete its initial business combination within 24 months from the closing of the IPO or (b) with respect to any other provisions relating to stockholders’ rights or pre-initial business combination activity; and (iii) the redemption of all of the Company’s public shares if it is unable to complete its initial business combination within 24 months from the closing of the IPO, subject to applicable law.

In connection with the IPO, the Company entered into the following agreements, the forms of which were previously filed as exhibits to the Company registration statement (File No. 333-229718):

•	Amended and Restated Certificate of Incorporation of the Company.

•

Underwriting Agreement, dated March 7, 2019, among the Company, Credit Suisse Securities (USA) LLC and Merrill Lynch, Pierce, Fenner & Smith Incorporated, as representatives of the several underwriters.

•	Warrant Agreement, dated March 7, 2019, between the Company and Continental Stock Transfer & Trust Company.

•	Letter Agreement, dated March 7, 2019, among the Company, the Sponsor and the Company’s officers and directors.

•	Investment Management Trust Agreement, dated March 7, 2019, between the Company and Continental Stock Transfer & Trust Company.

•	Registration Rights Agreement, dated March 7, 2019, among the Company, the Sponsor and certain other security holders named therein.

•	Administrative Services Agreement, dated March 7, 2019, between the Company and Crescent Capital Group LP.

•	Sponsor Warrants Purchase Agreement, dated January 12, 2018, between the Company and the Sponsor.

•	Indemnity Agreement, dated March 7, 2019, between the Company and Robert D. Beyer.

•	Indemnity Agreement, dated March 7, 2019, between the Company and Jean-Marc Chapus.

•	Indemnity Agreement, dated March 7, 2019, between the Company and Todd M. Purdy.

•	Indemnity Agreement, dated March 7, 2019, between the Company and Christopher G. Wright.

•	Indemnity Agreement, dated March 7, 2019, between the Company and Mike L. Wilhelms.

•	Indemnity Agreement, dated March 7, 2019, between the Company and George P. Hawley.

•	Indemnity Agreement, dated March 7, 2019, between the Company and Kathleen S. Briscoe.

•	Indemnity Agreement, dated March 7, 2019, between the Company and John J. Gauthier.

•	Indemnity Agreement, dated March 7, 2019, between the Company and Jason D. Turner.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits. The following exhibits are filed with this Form 8-K:

Exhibit No.	Description of Exhibits

1.1	Underwriting Agreement, dated March 7, 2019, among the Company, Credit Suisse Securities (USA) LLC and Merrill Lynch, Pierce, Fenner & Smith Incorporated, as representatives of the several underwriters.

3.1	Amended and Restated Certificate of Incorporation of the Company.

4.4	Warrant Agreement, dated March 7, 2019, between the Company and Continental Stock Transfer & Trust Company.

10.1	Letter Agreement, dated March 7, 2019, among the Company, the Sponsor and the Company’s officers and directors.

10.2	Investment Management Trust Agreement, dated March 7, 2019, between the Company and Continental Stock Transfer & Trust Company.

10.3	Registration Rights Agreement, dated March 7, 2019, among the Company, the Sponsor and certain other security holders named therein.

10.4	Administrative Services Agreement, dated March 7, 2019, between the Company and Crescent Capital Group LP.

10.5	Sponsor Warrants Purchase Agreement, dated January 12, 2018, between the Company and the Sponsor.

10.6	Indemnity Agreement, dated March 7, 2019, between the Company and Robert D. Beyer.

10.7	Indemnity Agreement, dated March 7, 2019, between the Company and Jean-Marc Chapus.

10.8	Indemnity Agreement, dated March 7, 2019, between the Company and Todd M. Purdy.

10.9	Indemnity Agreement, dated March 7, 2019, between the Company and Christopher G. Wright.

10.10	Indemnity Agreement, dated March 7, 2019, between the Company and Mike L. Wilhelms.

10.11	Indemnity Agreement, dated March 7, 2019, between the Company and George P. Hawley.

10.12	Indemnity Agreement, dated March 7, 2019, between the Company and Kathleen S. Briscoe.

10.13	Indemnity Agreement, dated March 7, 2019, between the Company and John J. Gauthier.

10.14	Indemnity Agreement, dated March 7, 2019, between the Company and Jason D. Turner.

99.1	Press Release dated March 7, 2019.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Crescent Acquisition Corp

Date: March 12, 2019	By:	/s/ George P. Hawley
	Name:	George P. Hawley
	Title:	General Counsel and Secretary